UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2013

AMERICA’S SUPPLIERS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	000-27012	27-1445090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7575 E. Redfield Rd. Suite 201 Scottsdale, AZ 85260
(Address of principal executive offices) (Zip code)

480-922-8155
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders of America’s Suppliers, Inc. (the “Company”) was held on May 2, 2013. At the meeting, Christopher Baker, Marc Joseph, Vincent Pino, Justiniano Gomes, Eric Best, Byron L. (Bud) Bergren and Paul Klapper were elected as directors, each to hold office until the Company’s next Annual Meeting of Stockholders or until his or her successor is elected and qualified. The appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was also ratified at the meeting. Finally, advisory votes on the compensation of named executive officers (“say-on-pay”) and the frequency of “say-on-pay” votes were also approved.

The voting results of the director elections and other proposals, which were described in more detail in the definitive proxy statement relating to the 2013 Annual Meeting of Stockholders that the Company filed with the Securities and Exchange Commission on March 27, 2013, are set forth below.

Proposal No. 1 – Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christopher Baker	5,977,385	131,878	2,054,204
Marc Joseph	5,941,785	167,478	2,054,204
Vincent Pino	5,977,385	131,878	2,054,204
Justiniano Gomes	5,851,010	258,253	2,054,204
Eric Best	5,977,385	131,878	2,054,204
Byron L. (Bud) Bergren)	5,977,493	131,770	2,054,204
Paul Klapper	5,977,493	131,770	2,054,204

Proposal No. 2 – Ratification of Auditors

Description of Proposal	Votes For	Votes Against	Abstentions
To ratify the appointment of MaloneBailey, LLP as America’s Suppliers, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2013	7,743,635	375,523	44,309

Proposal No. 3 – Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the compensation of the Company’s named executive officers	5,913,698	191,131	4,434	2,054,204

Proposal No. 4 – Advisory Vote on Frequency of Future “Say-on-Pay” Advisory Votes

Description of Proposal	Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
Future “say-on-pay” advisory votes should be held:	5,261,969	65,085	117,226	647,232	2,054,204

Board Response: Notwithstanding the advisory vote of the Company’s stockholders, which the Company’s Board of Directors considered, the Board of Directors plans to hold future “say-on-pay” advisory votes on the compensation of our named executive officers every three years. The Board’s decision was based on the factors described in the definitive proxy statement. Therefore, the next “say-on-pay” advisory vote will be held at the Company’s 2016 Annual Meeting of Stockholders. The Board of Directors will revisit this issue following the next required “say-on-frequency” advisory vote, which will be held at the Company’s 2019 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA’S SUPPLIERS, INC.

Dated: May 3, 2013	By:	/s/ Michael Moore
Name: Michael Moore
Title: Chief Financial Officer